KEYSTONE XL	12 Months Ended
Dec. 31, 2021
Investments, All Other Investments [Abstract]
KEYSTONE XL	KEYSTONE XL
Asset Impairment Charge and Other
Following the revocation of the Presidential Permit for the Keystone XL pipeline project on January 20, 2021, and after a comprehensive review of options in consultation with its partner, the Government of Alberta, on June 9, 2021, the Company terminated the Keystone XL pipeline project. The Keystone XL investment was evaluated for impairment in 2021, along with TC Energy's investments in related capital projects, including Heartland Pipeline, TC Terminals and Keystone Hardisty Terminal. As a result, the Company determined that the carrying amount of these assets within the Liquids Pipelines segment was no longer fully recoverable and recognized an asset impairment charge, net of expected contractual recoveries and other contractual and legal obligations related to termination activities, of $2,775 million($2,134 million after tax) for the year ended December 31, 2021. The asset impairment charge was based on the excess of the carrying value of $3,301 million over the estimated fair value of $175 million. Termination activities and related costs will continue through 2022 with any adjustments to the estimated fair value and future contractual and legal obligations expensed as determined.

year ended December 31, 2021	Estimated Fair Value of Plant, Property and Equipment	Asset impairment charge and other
(millions of Canadian $)		Pre tax	After tax

Asset impairment charge
Plant and equipment	175	412	312
Related capital projects in development	—	230	175
Other capitalized costs	—	2,158	1,642
Capitalized interest	—	326	248
	175	3,126	2,377
Other
Contractual recoveries	n/a	(693)	(525)
Contractual and legal obligations related to termination activities[1]	n/a	342	282
	175	2,775	2,134
1In 2021, the Company paid $192 million towards contractual and legal obligations related to termination activities.
The estimated fair value of $175 million related to plant and equipment is based on the price that is expected to be received from selling these assets in their current condition and is updated as required. Key assumptions used in the determination of selling price included an estimated two-year disposal period and current energy market demand. The valuation considered a variety of potential selling prices based on various markets that could be used to dispose of these assets and required the use of unobservable inputs. As a result, the fair value is classified in Level III of the fair value hierarchy.
As the Company did not see the related capital projects in development proceeding at the time of the assessment in 2021, it recorded an asset impairment charge equal to the carrying value of these projects included in Other long-term assets on the Consolidated balance sheet as the estimated fair value of these related projects was determined to be nil.
Redeemable Non-Controlling Interest and Long-Term Debt
In March 2020, the Company announced that it would proceed with construction of the Keystone XL pipeline. As part of the funding plan, the Government of Alberta invested $1,033 million in the form of Class A Interests in the year ended December 31, 2020. At December 31, 2020, TC Energy had reclassified $630 million related to Class A Interests to Current liabilities on the Consolidated balance sheet to reflect the expectation that the Company would exercise its call right in January 2021 in accordance with contractual terms. For the year ended December 31, 2020, redeemable non-controlling interest in Current liabilities of $633 million also included $3 million of return accrued that was recorded in Interest expense in the Consolidated statement of income.
On January 8, 2021, the Company exercised its call right in accordance with contractual terms and paid $633 million (US$497 million) to repurchase the Government of Alberta Class A Interests in certain Keystone XL subsidiaries which were classified as Current liabilities on the Consolidated balance sheet at December 31, 2020. This transaction was funded by draws on the project-level credit facility. Following the revocation of the Presidential Permit for the Keystone XL pipeline project on January 20, 2021, the Company ceased accruing a return on the remaining Government of Alberta Class A Interests. On January 4, 2021, the Company put in place a US$4.1 billion project-level credit facility to support construction of the Keystone XL pipeline, that was fully guaranteed by the Government of Alberta and non-recourse to the Company. For the year ended December 31, 2021, the Company made draws under the Keystone XL project-level credit facility totaling $1,028 million (US$849 million) and in accordance with the terms of the guarantee, the Government of Alberta repaid the full outstanding balance in June 2021 and it was subsequently terminated. As part of this arrangement, TC Energy issued $91 million of Class C Interests in the Keystone XL subsidiaries which entitle the Government of Alberta to future liquidation proceeds from specified Keystone XL project assets. The Class C Interests of $91 million, net of $16 million of related distributions to the Government of Alberta, were recorded in Accounts payable and other on the Consolidated balance sheet at December 31, 2021. Termination of the project-level credit facility, net of the issuance of Class C Interests, resulted in $937 million ($737 million after tax) recorded to Additional paid-in capital.
In June 2021, the Company repurchased the remaining Government of Alberta Class A Interests for a nominal amount, which was accounted for as an equity transaction and resulted in $394 million recognized in Additional paid-in capital.
The changes in Redeemable non-controlling interest classified in mezzanine equity were as follows:

year ended December 31	2021	2020
(millions of Canadian $)

Balance at beginning of year	393	—
Class A Interests issued	—	1,033
Net income/(loss) attributable to redeemable non-controlling interest[1]	1	(10)
Class A Interests repurchased	(394)	—
Class A Interests transferred to Current liabilities	—	(630)
Balance at end of year	—	393
1Includes a return accrual and a foreign currency translation loss on Class A Interests, both of which were presented within Net income attributable to non-controlling interests in the Consolidated statement of income.